Exhibit 99.2


               PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION



The unaudited Pro Forma Combined Condensed Balance Sheet at March 31, 2002 is based on combining the historical consolidated balance sheet for American Sports Development Group, Inc. (ASDG) with the historical balance sheet of American Inflatables, Inc. (Inflatables) at that date, adjusting for the issuance of additional shares expected to be issued in the acquisition. The acquisition is recorded using the purchase method.

The unaudited Pro Forma Combined Condensed Statements of Income for the three month period ended March 31, 2002 and the year ended December 31, 2001 are presented combining the historical consolidated statements of income for ASDG and Inflatables assuming the acquisition had occurred at January 1, 2001.

The acquisition agreement provides for Inflatables to issue 50,612,159 shares of common stock for all the issued and outstanding shares of ASDG. ASDG became a wholly owned subsidiary of Inflatables.

The accompanying pro forma financial data does not reflect any potential benefits from cost savings or synergies expected to be realized following the acquisition.

Information set forth in the accompanying pro forma financial statements should be read in conjunction with such historical and pro forma financial statements and accompanying notes. The unaudited pro forma financial information is provided for informational purposes only and is not necessarily indicative of actual results that would have been realized had the acquisition occurred at the assumed dates nor is it necessarily indicative of future results.

SFAS 142 "Goodwill and Other Intangible Assets" requires that intangible assets with indefinite useful lives not be systematically amortized, but rather tested at least annually to determine impairment. This statement is effective for calendar year 2002.

                                                                      American Inflatables Inc.
                                                                  Pro Forma Combined Balance Sheet
                                                                        At March 31, 2002
                                                                         ( Unaudited)

                                     Inflatables Paintball   Combined       Dr         Cr        Pro Forma
                                     ----------- ---------   --------       --         --        ---------

Assets

Cash and cash equivalents                           360,639     360,639                            360,639
Accounts Receivable Trade                         2,449,073   2,449,073                          2,449,073
Other Receivables                                    37,802      37,802                             37,802
Income Taxes Recoverable                             70,531      70,531                             70,531
Note Receivable                                                       -                                  -
Loans Receivable - Related Parties                   85,000      85,000                             85,000
Prepaid Expenses                         33,051      23,300      56,351                             56,351
Inventory                                25,575   2,531,429   2,557,004                          2,557,004
                                                                                                         -
                                                                                                         -
                                     ---------------------------------------------------------------------
Total Current Assets                     58,626   5,557,774   5,616,400          -           -   5,616,400
                                                                                                         -
Property and Equipment, gross           162,691   1,181,442   1,344,133                          1,344,133
Less Accumulated Depreciation            85,626     631,178     716,804                            716,804
                                     ---------------------------------------------------------------------
Property and equipment, net              77,065     550,264     627,329          -           -     627,329
                                                                                                         -
Goodwill (Note 1)                                   529,112     529,112  1,559,410               2,088,522

Other Intangibles, net (Note 1)                     251,650     251,650    250,000                 501,650

                                                                      -                                  -
Other Assets                              6,646      53,420      60,066                             60,066
                                      --------------------------------------------------------------------
Total Assets                            142,337   6,942,220   7,084,557  1,809,410           -   8,893,967
                                      ====================================================================



Liabilities and Stockholders' Equity

Current Liabilities

Bank line of credit                           -   1,046,074   1,046,074                          1,046,074
Accounts Payable and Accruals (Note 2)  428,303   4,188,949   4,617,252    416,730               4,200,522
Payroll taxes payable                   301,007           -     301,007                            301,007
Due to related parties (Note 2)         409,870     258,829     668,699    342,381                 326,318
Cash overdraft                           19,931           -      19,931                             19,931
Note Payable - Current Portion (Note 2) 330,000     565,425     895,425    330,000                 565,425
                                                                      -                                  -
                                                                                                         -
                                     ---------------------------------------------------------------------
Total Current Liabilities              1,489,111   6,059,277   7,548,388  1,089,111           -   6,459,277


Notes Payable, less current portion           -      38,958      38,958                             38,958

Stockholders' Equity (Notes 1 and 3)
Common Stock                              8,746       5,948      14,694      8,746      53,411      59,359
APIC                                  3,272,466     216,485   3,488,951  3,272,466   1,748,336   1,964,821
Retained Earnings                    (4,377,986)    621,552  (3,756,434)             4,377,986     621,552
Note Receivable                        (250,000)               (250,000)                          (250,000)

                                     ---------------------------------------------------------------------
Total Stockholders' Equity           (1,346,774)    843,985    (502,789) 3,281,212   6,179,733   2,395,732
                                     ---------------------------------------------------------------------

Liabilities and Stockholders' Equity     142,337   6,942,220   7,084,557  4,370,323   6,179,733   8,893,967
                                     =====================================================================

(1) To record acquisition of Inflatables for total consideration of $1,801,747, representing the fair value of Inflatables' common
stock.   Such fair value was calculated using the average stock price two days before and two days after the arrangement date of
April 11, 2002, when all material aspects of the transaction were agreed to by all parties. The excess of the purchase price over the net tangible assets acquired of $1,809,410 has been allocated to intangible assets including customer lists and  design and production processes in the amount of $250,000 and the balance of $1,559,410 has been assigned to Goodwill.  As part of the acquisition agreement, Paintball agreed to assume total liabilities of Inflatables not to exceed $400,000 after giving effect to certain transactions entered into in connection with the consummation of the acquisition.  The fair value of Inflatables' tangible assets acquired and liabilities assumed has not yet been determined.  The actual amounts recorded may vary from the estimated amounts used in this pro forma statement.

(2) To give effect to contractual obligations to be performed at, or shortly after, the closing of the acquisition to reduce
Inflatables' total debt to $400,000.

(3) To eliminate equity accounts of acquired company.


                                                               American Inflatables Inc.
                                                       Pro Forma Combined Statement of Income
                                                             Year Ended December 31, 2001
                                                                       ( Unaudited)

                                             Inflatables  Paintball    Combined        Dr          Cr            Pro Forma
                                             -----------  ---------    --------        --          --            ---------

Sales                                        $ 1,181,028   23,496,789  24,677,817                              $ 24,677,817

Cost of Sales                                    653,365   19,283,966  19,937,331                                19,937,331
                                             ------------------------------------                              ------------

Gross Profit                                     527,663    4,212,823   4,740,486                                 4,740,486

Selling, general & administrative expense      1,259,413    4,755,295   6,014,708                                 6,014,708

Amortization of intangibles (Note 1)                   -            -           -       50,000                       50,000
                                             -------------------------------------------------                 ------------

Income (Loss) from Operations                   (731,750)    (542,472) (1,274,222)     (50,000)                  (1,324,222)

Interest Expense                                 (62,437)    (125,544)   (187,981)                                 (187,981)
Other income (expense)                                        303,300
                                             -------------------------------------------------                 ------------
Income (loss) before income taxes               (794,187)    (364,716) (1,462,203)     (50,000)          -       (1,512,203)

Income tax benefit (expense) (Note 2)                  -      140,300     140,300                                   140,300
                                             -------------------------------------------------                 ------------

Net Income (Loss)                             $ (794,187)  $ (224,416)$(1,321,903)     (50,000)          -     $ (1,371,903)
                                             =================================================                 ============

Basic and diluted income (loss) per share        $ (0.09)       (0.04)                                              $ (0.02)
                                             ====================================                              ============
Weighted average share outstanding (Note 3)    8,670,572    5,948,295                                            60,878,505
                                             ====================================                              ============


(1) To record amortization of intangibles as if the acquisition had occurred at January 1, 2001.  Intangibles are amortized over a five year period using the straight line method.  Goodwill resulting from this acquisition is not being amortized, in accordance with SFAS 142.

(2) No adjustment is made for income tax benefit related to Inflatable's pre-tax loss for the year ended December 31, 2001, as that benefit cannot be  carried back to offset taxes previously paid by Paintball.  The benefit has been reserved since it can only be used to offset future Inflatables' income, which is uncertain at this time.

(3) To adjust outstanding shares to reflect the issuance of 50,612,159 shares in exchange for all the outstanding shares of
Paintball and the exercise of 1,520,000 outstanding stock warrants as if it had occurred at January 1, 2001 presented as follows:
Shares outstanding:
Inflatables Inc.                               8,746,346
Issued in acquisition                         50,612,159
Exercise of stock warrants                     1,520,000
                                              ----------
Total                                         60,878,505
                                              ==========



                                                                  American Inflatables Inc.
                                                           Pro Forma Combined Statement of Income
                                                             Three Months Ended March 31, 2002
                                                                         ( Unaudited)

                                                 Inflatables   Paintball     Combined        Dr           Cr     Pro Forma
                                                 -----------   ---------     --------        --           --     ---------

Sales                                            $ 326,412    6,036,136    6,362,548                            $ 6,362,548

Cost of Sales                                      163,895    4,813,291    4,977,186                              4,977,186
                                                 -----------------------------------                            -----------

Gross Profit                                       162,517    1,222,845    1,385,362                              1,385,362

Selling, general & administrative expense          317,266    1,175,380    1,492,646                              1,492,646

Amortization of intangibles (Note 1)                     -            -            -       12,500                    12,500
                                                 -----------------------------------                            -----------

Income (Loss) from Operations                     (154,749)      47,465     (107,284)     (12,500)           -     (119,784)

Interest Expense                                    (8,250)     (19,522)     (27,772)                               (27,772)
Other income (expense)                                            8,053        8,053                                  8,053
                                                 -----------------------------------                            -----------
Income (loss) before income taxes                 (162,999)      35,996     (127,003)     (12,500)           -     (139,503)

Income tax benefit (expense) (Note 2)                    -      (13,888)     (13,888)                               (13,888)
                                                 -----------------------------------                            -----------

Net Income (Loss)                               $ (162,999)    $ 22,108   $ (140,891)     (12,500)           -   $ (153,391)
                                                ====================================                            ===========

Basic and diluted income (loss) per share       $    (0.02)           -                                          $    (0.00)
                                                ====================================                            ===========
Weighted average share outstanding (Note 3)      8,746,346    5,948,295                                          60,878,505
                                                ====================================                            ===========

(1) To record amortization of intangibles as if the acquisition had occurred at January 1, 2001.  Intangibles are amortized over a five year period using the straight line method.  Goodwill resulting from this acquisition is not being amortized, in accordance with SFAS 142.

(2) No adjustment is made for income tax benefit related to Inflatable's pre-tax loss for the quarter ended March 31, 2002, as that benefit cannot be  carried back to offset taxes previously paid by Paintball.  The benefit has been reserved since it can only be used to offset future Inflatables' income, which is uncertain at this time.

(3) To adjust outstanding shares to reflect the issuance of 50,612,159 shares in exchange for all the outstanding shares of
Paintball and the exercise of 1,520,000 outstanding stock warrants as if it had occurred at January 1, 2001 presented as follows:
Shares outstanding:
Inflatables Inc.                                 8,746,346
Issued in acquisition                           50,612,159
Exercise of stock warrants                       1,520,000
                                                ----------
Total                                           60,878,505
                                                ==========